Exhibit 99.1

Aon Corporation

Pro Forma Statement of Financial Position

As of September 30, 2006

(unaudited)

(millions)
		Pro Forma		Pro Forma
ASSETS	Historical	Adjustments		Adjusted
Investments
Fixed maturities at fair value	$2,962	$—		$2,962
Short-term investments	3,647	—		3,647
Other investments	463	—		463
Total investments	7,072	—		7,072
Cash	461	795	(2)	1,256
Receivables	8,907	—		8,907
Deferred Policy Acquisition Costs	524	—		524
Goodwill & Other Intangible Assets	4,546	—		4,546
Assets Held for Sale	4,672	(4,672	)(1)	—
Property and Equipment and Other Assets	2,501	(63	)(3)	2,438
TOTAL ASSETS	$28,683	$(3,940)		$24,743

LIABILITIES AND STOCKHOLDERS’ EQUITY
Insurance Premiums Payable	$9,332	$—		$9,332
Policy Liabilities
Future policy benefits	1,764	—		1,764
Policy and contract claims	1,468	—		1,468
Unearned and advance premiums and contract fees	364	—		364
Other policyholder funds	23	—		23
Total Policy Liabilities	3,619	—		3,619
General Liabilities
General expenses	1,544	60	(4)	1,604
Notes payable and short-term borrowings	2,343	—		2,343
Pension, post-employment and post-retirement liabilities	1,734	—		1,734
Liabilities held for sale	3,976	(3,976	)(1)	—
Other liabilities	763	—		763
TOTAL LIABILITIES	23,311	(3,916)		19,395

Stockholders’ Equity	5,372	(24	)(5)	5,348
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,683	$(3,940)		$24,743

Aon Corporation

Pro Forma Statement of Income

Nine Months Ended September 30, 2006

 (Unaudited)

		Pro Forma		Pro Forma
(millions except per share data)	Historical	Adjustments		Adjusted

Revenue
Brokerage commissions and fees	$4,852	$—		$4,852
Premiums and other	1,423	—		1,423
Investment income	266	—		266
Total revenue	6,541	—		6,541

Expenses
Compensation and benefits	3,344	—		3,344
Other general expenses	1,394	—		1,394
Benefits to policyholders	864	—		864
Depreciation and amortization	166	—		166
Interest expense	99	—		99
Provision for New York and other state settlements	2	—		2
Total expenses	5,869	—		5,869

Income from continuing operations before provision for income tax and accounting change	672	—		672
Provision for income tax	234	—		234
Income from continuing operations before accounting change	438	—		438

Discontinued operations
Income from discontinued operations	92	(79	)(6)	13
Provision for income tax	34	(27	)(6)	7
Income from discontinued operations	58	(52)		6

Income before accounting change	496	(52)		444
Cumulative effect of a change in accounting principle, net of tax	1	—		1
Net income	$497	$(52)		$445

Basic net income per share
Income from continuing operations	$1.37			$1.37
Discontinued operations	0.18			0.02
Cumulative effect of a change in accounting principle	—			—
Net income	$1.55			$1.39

Diluted net income per share
Income from continuing operations	$1.29			$1.29
Discontinued operations	0.17			0.01
Cumulative effect of a change in accounting principle	—			—
Net income	$1.46			$1.30

Weighted average number of common shares:
Basic	319.9			319.9
Diluted	345.0			345.0

Aon Corporation

Pro Forma Statement of Income

Twelve Months Ended December 31, 2005

(Unaudited)

		Pro Forma		Pro Forma
(millions except per share data)	Historical	Adjustments		Adjusted

Revenue
Brokerage commissions and fees	$6,646	$(180	)(6)	$6,466
Premiums and other	2,848	(1,089	)(6)	1,759
Investment income	343	(72	)(6)	271
Total revenue	9,837	(1,341)		8,496

Expenses
Compensation and benefits	4,585	(155	)(6)	4,430
Other general expenses	2,329	(416	)(6)	1,913
Benefits to policyholders	1,551	(599	)(6)	952
Depreciation and amortization	277	(17	)(6)	260
Interest expense	125	—		125
Provision for New York and other state settlements	5	—		5
Total expenses	8,872	(1,187)		7,685

Income from continuing operations before provision for income tax	965	(154)		811
Provision for income tax	323	(82	)(6)	241
Income from continuing operations	642	(72)		570

Discontinued operations
Income from discontinued operations	230	—		230
Provision for income tax	135	—		135
Income from discontinued operations	95	—		95

Net income	$737	$(72)		$665
Preferred stock dividends	(2)	—		(2)
Net income available for common stockholders	$735	$(72)		$663

Basic net income per share
Income from continuing operations	$1.99			$1.77
Discontinued operations	0.29			0.29
Net income	$2.28			$2.06

Diluted net income per share
Income from continuing operations	$1.89			$1.68
Discontinued operations	0.28			0.28
Net income	$2.17			$1.96

Weighted average number of common shares:
Basic	322.5			322.5
Diluted	341.5			341.5

 Aon Corporation

 Pro Forma Statement of Income

 Twelve Months Ended December 31, 2004

 (Unaudited)

		Pro Forma		Pro Forma
(millions except per share data)	Historical	Adjustments		Adjusted

Revenue
Brokerage commissions and fees	$6,822	$(231	)(6)	$6,591
Premiums and other	2,788	(1,046	)(6)	1,742
Investment income	321	(47	)(6)	274
Total revenue	9,931	(1,324)		8,607

Expenses
General expenses	6,969	(634	)(6)	6,335
Benefits to policyholders	1,516	(576	)(6)	940
Depreciation and amortization	303	(24	)(6)	279
Interest expense	136	—		136
Provision for New York and other state settlements	180	—		180
Total expenses	9,104	(1,234)		7,870

Income from continuing operations before provision for income tax	827	(90)		737
Provision for income tax	282	(32	)(6)	250
Income from continuing operations	545	(58)		487

Discontinued operations
Income from discontinued operations	10	—		10
Provision for income tax	9	—		9
Income from discontinued operations	1	—		1

Net income	$546	$(58)		$488
Preferred stock dividends	(3)	—		(3)
Net income available for common stockholders	$543	$(58)		$485

Basic net income per share
Income from continuing operations	$1.70			$1.52
Discontinued operations	—			—
Net income	$1.70			$1.52

Diluted net income per share
Income from continuing operations	$1.63			$1.46
Discontinued operations	—			—
Net income	$1.63			$1.46

Weighted average number of common shares:
Basic	319.6			319.6
Diluted	336.6			336.6

 Aon Corporation

 Pro Forma Statement of Income

 Twelve Months Ended December 31, 2003

 (Unaudited)

		Pro Forma		Pro Forma
(millions except per share data)	Historical	Adjustments		Adjusted

Revenue
Brokerage commissions and fees	$6,545	$(222	)(6)	$6,323
Premiums and other	2,609	(870	)(6)	1,739
Investment income	310	(41	)(6)	269
Total revenue	9,464	(1,133)		8,331

Expenses
General expenses	6,569	(522	)(6)	6,047
Benefits to policyholders	1,427	(483	)(6)	944
Depreciation and amortization	307	(28	)(6)	279
Interest expense	101	—		101
Unusual credits - World Trade Center	(14)	—		(14)
Total expenses	8,390	(1,033)		7,357

Income from continuing operations before provision for income tax and minority interest	1,074	(100)		974
Provision for income tax	396	(35	)(6)	361
Income from continuing operations before minority interest	678	(65)		613
Minority interest - 8.205% trust preferred capital securities	(36)	—		(36)
Income from continuing operations	642	(65)		577

Discontinued operations
Loss from discontinued operations	(19)	—		(19)
Income tax benefit	(5)	—		(5)
Loss from discontinued operations, net of tax	(14)	—		(14)

Net income	$628	$(65)		$563
Preferred stock dividends	(3)	—		(3)
Net income available for common stockholders	$625	$(65)		$560

Basic net income (loss) per share
Income from continuing operations	$2.01			$1.81
Discontinued operations	(0.04)			(0.04)
Net income	$1.97			$1.77

Diluted net income (loss) per share
Income from continuing operations	$1.94			$1.75
Discontinued operations	(0.04)			(0.04)
Net income	$1.90			$1.71

Weighted average number of common shares:
Basic	316.5			316.5
Diluted	331.8			331.8

Aon Corporation

Notes to Pro Forma Financial Information

1.               Reflects book value of assets and liabilities of AWG and CPG.

2.               Reflects cash proceeds received at closing for AWG and CPG.  The proceeds for AWG are subject to a post-closing adjustment as described in Item 2.01 of this report.

3.               Reflects the estimated income tax effect of the transactions.

4.               Reflects the estimated transaction costs.

5.               Reflects the estimated after-tax loss of the transactions and equity-related items.

6.               Reflects elimination of the results of operations of AWG and CPG.